Initial Public Offering	12 Months Ended
Dec. 31, 2020
Initial Public Offering [Abstract]
Initial Public Offering

Note 3 — Initial Public Offering

On July 30, 2019, the Company sold 30,000,000 Units at a price of $10.00 per Unit in the Public Offering. Each Unit consists of one share of Class A common stock and one-third of one redeemable warrant (each, a “Public Warrant”). Each Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 6). Certain officers and directors of the Company purchased 200,000 (the “Affiliated Units”) of the 30,000,000 Units sold in the Public Offering for an aggregate purchase price of $2.0 million.

The Company granted the underwriters a 45-day option from the date of the final prospectus relating to the Public Offering to purchase up to 4,500,000 additional Units to cover over-allotments, if any, at the Public Offering price, less underwriting discounts and commissions. On September 4, 2019, the underwriters partially exercised the over-allotment option and, on September 6, 2019, the underwriters purchased the Over-allotment Units, generating gross proceeds of approximately $14.1 million. The remaining over-allotment option subsequently expired.